SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-12154 (Commission File Number)	73-1309529 (IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On February 10, 2005, Waste Management, Inc. (the “Company”) issued a press release announcing its earnings for the fiscal quarter and full year ended December 31, 2004. On the same date, the Company held a conference call, which was open to the public, to discuss these results. A copy of the press release is attached hereto as exhibit 99.1. A replay of the conference call is available through 5:00 p.m. Eastern time on February 24th. The replay of the call may be heard over the Internet, by accessing the Company’s website at www.wm.com, or by telephone by dialing 800-642-1687 and entering conference code 3014360.

Item 7.01. Regulation FD Disclosure.

     On February 10, 2005, the Company hosted an Investor and Analyst Day in New York City, at which members of the Company’s management presented. The information discussed at such meeting may be accessed through a replay of the meeting and accompanying presentations that is available through 5:00 p.m. Eastern time on February 24th on the Company’s website at www.wm.com, under the Investor Relations section.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99:          Press Release dated February 10, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: February 10, 2005	By:	/s/ Don P. Carpenter
Don P. Carpenter
Vice President - Tax

Exhibit Index

Exhibit Number	Description
99	Press Release dated February 10, 2005